UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 14, 2024

Ziff Davis, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

114 5th Avenue, 15th Floor New York, New York  10011
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 503-3500

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

New Form of Restricted Stock Unit Agreement and Performance Restricted Stock Unit Agreement

On May 14, 2024, the Compensation Committee of the Board of Directors of Ziff Davis, Inc. (the “Company”) approved a new form of restricted stock unit (“RSU”) agreement for awards to employees and members of the Board of Directors, and a new form of performance-based restricted stock unit (“PSU”) agreement to be used in connection with grants under the Ziff Davis, Inc. 2024 Equity Incentive Plan. The RSU awards vest subject to the participant’s continued service with the Company or one of its subsidiaries through the applicable vesting date(s). The PSU awards are designed to vest if the Company achieves certain levels of relative total shareholder return (“TSR”) over a three-year performance period.

The foregoing description of these forms of agreements does not purport to be complete and is qualified in its entirety by reference to the forms of agreements, which are filed herewith to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 16, 2024, the Company will participate in the 19th Annual Needham Technology, Media, and Consumer Conference. No webcast is available.

On May 22, 2024, the Company will participate in the 52nd Annual J.P. Morgan Global Technology, Media and Communication Conference. A webcast of the conference will be available at https://jpmorgan.metameetings.net/events/tmc24/sessions/51280-ziff-davis/webcast.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Restricted Stock Unit Agreement pursuant to the Ziff Davis, Inc. 2024 Equity Incentive Plan
10.2	Form of Performance Stock Unit Agreement pursuant to the Ziff Davis, Inc. 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ziff Davis, Inc. (Registrant)

Date:	May 16, 2024	By:	/s/ Jeremy Rossen
Jeremy Rossen Executive Vice President, General Counsel and Secretary